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                      Van Kampen High Yield Municipal Fund
                          Item 77(O) 10F-3 Transactions
                         December 1, 2007 - May 31, 2008

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                                                                     Amount of       % of
                                       Offering        Total          Shares       Offering    % of Funds
Security      Purchase/    Size of     Price of       Amount of      Purchased     Purchased      Total                    Purchased
Purchased     Trade Date   Offering     Shares        Offering        By Fund       By Fund       Assets     Brokers         From
---------     ----------   --------     ------        --------        -------       -------       ------     -------         ----
The School     05/15/08        -        $103.676    $538,305,000    $15,000,000      2.78%         0.32%     Goldman,       Goldman
 Board of                                  and                                                               Sachs &         Sachs
Miami-Dade,                             $103.356                                                             Co., CITI,
  Florida                                                                                                    Morgan
                                                                                                             Stanley,
                                                                                                             UBS
                                                                                                             Investment
                                                                                                             Bank,
                                                                                                             JPMorgan,
                                                                                                             M.R. Beal &
                                                                                                             Company,
                                                                                                             Ramirez &
                                                                                                             Co., Inc.
                                                                                                             and Siebert
                                                                                                             Brandford
                                                                                                             Shank & Co.


Sacramento     05/30/08        -        $105.211,   $521,730,000    $20,275,000      3.89%         0.44%     Goldman,       Goldman
 Municipal                              $104.959                                                             Sachs &         Sachs
  Utility                                  and                                                               Co.,
 District                               $104.624                                                             JPMorgan,
                                                                                                             Merrill
                                                                                                             Lynch &
                                                                                                             Co., Morgan
                                                                                                             Stanley,
                                                                                                             E.J. De La
                                                                                                             Rosa & Co.,
                                                                                                             Inc., M.R.
                                                                                                             Beal &
                                                                                                             Company and
                                                                                                             Ramirez &
                                                                                                              Co., Inc.
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